SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2006

                                 LTX CORPORATION
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               (Exact name of registrant as specified in charter)

            Massachusetts                                   04-2594045
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           (State or other                                (IRS Employer
    jurisdiction of incorporation)                       Identification No.)


  825 University Avenue, Norwood, Massachusetts                 02062
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    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (781) 461-1000
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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

                  1. Equity Awards
                     -------------

                  On September 13, 2006, the Compensation Committee of the Company's Board of Directors approved the grant of performance based restricted stock units (the "Units") to the Company's executive officers in the amounts set forth below under the Company's 2004 Stock Plan. Each Unit has a value equal to one share of LTX common stock. The Units are granted under restricted stock unit agreements substantially similar to the form of agreement filed on March 13, 2006 as an exhibit to the Company's Form 10-Q, except that the performance criteria used to determine when the units vest has been changed to be based upon targeted goals for consecutive quarters of operating income. The following table sets forth the number of Units granted to each named executive officer:

                  Executive Officer                                    Units
                  -----------------                                    -----

                  David G. Tacelli                                    310,000
                  Mark J. Gallenberger                                105,000
                  Mukesh Mowji                                         68,000
                  Peter Rood                                           68,000


                  Any Units that have not vested within five years from the date of grant will expire.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 14, 2006           LTX Corporation
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                                    By: /s/ Mark J. Gallenberger
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                                        Mark J. Gallenberger
                                        Vice President & Chief Financial Officer